UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2010

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	20-3782411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Post Oak Central 1980 Post Oak Boulevard, Suite 1200 Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                     Results of Operations and Financial Condition

On January 29, 2010, Cobalt International Energy, Inc. (the “Company”) issued a press release regarding, among other things, the Criollo well results, the anticipated Firefox spud date, the anticipated North Platte spud date and the Company’s 2010 capital program.  A copy of the press release is attached hereto as Exhibit 99.1, is incorporated by reference, and is hereby furnished.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.                                                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 28, 2010, upon the recommendation of its Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of the Company elected Jack E. Golden as a member of the Board. In addition, Mr. Golden has been appointed to the Compensation Committee of the Board effective immediately. Since March 2007, Mr. Golden had served as an advisor to the Board of Directors of the Company and its subsidiary, Cobalt International Energy, L.P. (the "Partnership"). Mr. Golden’s compensation for this role consisted of a grant of limited partnership interests in the Partnership, which were exchanged for 111,316 shares of the Company’s common stock concurrently with the Company’s initial public offering in December 2009. Pursuant to the terms of our Non-Employee Directors Compensation Plan, for serving as a non-employee Director who is not an equity partner or service provider of any of the private equity sponsors of the Company, Mr. Golden will receive a $100,000 annual retainer (prorated to $92,222 for calendar year 2010), an initial award of restricted stock units with a value of $25,275 for his service through May 31, 2010 (subject to approval of the Non-Employee Directors Compensation Plan by our shareholders) and an annual award of restricted stock units with a value of $75,000 for each year of his service thereafter. The retainers will be payable at Mr. Golden’s election in cash and/or shares of the Company’s common stock. Each award of restricted stock units will be granted pursuant to a Restricted Stock Unit Award Notification under our Non-Employee Directors Compensation Plan and generally will be payable to Mr. Golden one year after grant in shares of the Company’s common stock. Payment with respect to the retainers and restricted stock units may be deferred at Mr. Golden’s election pursuant to the terms of our Non-Employee Directors Deferral Plan. Further details regarding, among other things, Mr. Golden’s election as a Director are contained in a press release issued by the Company on January 29, 2010, which is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby furnished. The Board adopted the Non-Employee Directors Compensation Plan, the Non-Employee Directors Deferral Plan and the form of Restricted Stock Unit Award Notification on January 28, 2010. A copy of each Plan and the form of Restricted Stock Unit Award Notification is attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, is incorporated herein by reference, and is hereby furnished.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                                     Financial Statements And Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 29, 2010
99.2	Cobalt International Energy, Inc. Non-Employee Directors Compensation Plan
99.3	Cobalt International Energy, Inc. Non-Employee Directors Deferral Plan
99.4	Form of Restricted Stock Unit Award Notification

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2010

Cobalt International Energy, Inc.

	By:	/s/ Samuel H. Gillespie
		Name:	Samuel H. Gillespie
		Title:	General Counsel and
Executive Vice President

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated January 29, 2010
99.2	Cobalt International Energy, Inc. Non-Employee Directors Compensation Plan
99.3	Cobalt International Energy, Inc. Non-Employee Directors Deferral Plan
99.4	Form of Restricted Stock Unit Award Notification